EXHIBIT 99.1


                                CERTIFICATION OF
             PRINCIPAL EXECUTIVE OFFICER OF VALENCE TECHNOLOGY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended March 31, 2003 of Valence Technology, Inc. (the "Issuer").

I, Stephan B. Godevais, the Principal Executive Officer of Issuer, certify that, to the best of my knowledge:

        (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

        (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date:  June 27, 2003

                                        /s/ Stephan B. Godevais
                                       ---------------------------------
                                       Name: Stephan B. Godevais



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                                                                   EXHIBIT 99.2

                                CERTIFICATION OF
             PRINCIPAL FINANCIAL OFFICER OF VALENCE TECHNOLOGY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended March 31, 2003 of Valence Technology, Inc. (the "Issuer").

I, Kevin W. Mischnick, the Principal Financial Officer of Issuer, certify that, to the best of my knowledge:

        (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

        (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated:  June 27, 2003


                                         /s/ Kevin W. Mischnick
                                         ------------------------------------
                                         Name:  Kevin W. Mischnick